UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2020

NEONODE INC.

(Exact name of issuer of securities held pursuant to the plan)

Delaware	1-35526	94-1517641
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

Storgatan 23C, 114 55 Stockholm, Sweden

(Address of Principal Executive Office, including Zip Code)

+46 (0) 8 667 17 17

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEON	The Nasdaq Stock Market LLC

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 29, 2020, Neonode Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders. The following matters were considered and voted upon:

1.	Mr. Peter Lindell and Mr. Per Löfgren were reelected to the Board of Directors for a three-year term as Class III directors.

2.	Stockholders ratified the appointment of KMJ Corbin & Company LLC to serve as the Company’s independent auditors for the year ended December 31, 2020.

3.	Stockholders indicated their approval on the advisory vote related to named executive officer compensation.

4.	Stockholders approved the Neonode Inc. 2020 Stock Incentive Plan.

5.	Stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock underlying preferred stock sold in the Company’s August 5, 2020 private placement.

6.	Stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance of shares of common stock underlying preferred stock sold to directors and an officer of the Company in the Company’s August 5, 2020 private placement.

7.	Stockholders approved the amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock to 25,000,000 shares.

The results of the vote were as follows:

Election of Directors	Votes For	Withheld	Broker Non-Votes
Elect Mr. Peter Lindell to a three-year term to the Board of Directors	4,687,346	2,873	538,827
Elect Mr. Per Löfgren to a three-year term to the Board of Directors	4,680,468	9,751	538,827

Proposal 2	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Appointment of KMJ Corbin and Company	5,634,926	7,379	3,878	0

Proposal 3	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote on named executive officer compensation (the “Say-on-Pay” vote)	4,655,449	26,331	8,439	538,827

Proposal 4	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approve the 2020 Stock Incentive Plan	4,643,250	46,156	813	538,827

Proposal 5	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock in the August 2020 private placement	4,663,416	26,386	417	538,827

Proposal 6	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approve for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance of shares of common stock to insiders in the August 2020 private placement	4,663,483	26,331	405	538,827

Proposal 7	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approve the increase in authorized common stock	5,487,928	138,742	7,978	11,535

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEONODE INC.

By:	/s/ Maria Ek
Name:	Maria Ek
Title:	Chief Financial Officer,
Vice President, Finance,
Treasurer and Secretary

Date: September 30, 2020

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